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Exhibit 32.1

Certification by the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act Of 2002

                Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Bunge Limited, a Bermuda limited liability company (the "Company"), does hereby certify that, to the best of such officer's knowledge:

  1.
  The accompanying Report of the Company on Form 10-K for the year ended December 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 2, 2009

/s/ ALBERTO WEISSER Alberto Weisser Chief Executive Officer

                A signed original of this written statement required by Section 906 has been provided to Bunge Limited and will be retained by Bunge Limited and furnished to the Securities and Exchange Commission or its staff upon request.

 Certification by the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act Of 2002

                Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Bunge Limited, a Bermuda limited liability company (the "Company"), does hereby certify that, to the best of such officer's knowledge:

  1.
  The accompanying Report of the Company on Form 10-K for the year ended December 31, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 2, 2009

/s/ JACQUALYN A. FOUSE Jacqualyn A. Fouse Chief Financial Officer

                A signed original of this written statement required by Section 906 has been provided to Bunge Limited and will be retained by Bunge Limited and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.1
Certification by the Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002
Certification by the Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002